UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2006

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2006, Fortune Brands, Inc. (the “Company”) entered into an underwriting agreement with Barclays Capital Inc., Credit Suisse First Boston LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and LaSalle Financial Services, Inc. on behalf of the several underwriters named therein in connection with the offer and sale of $750 million aggregate principal amount of the Company’s 5 1/8% Notes due 2011, $950 million aggregate principal amount of the Company’s 5 3/8% Notes due 2016, and $300 million aggregate principal amount of the Company’s 5 7/8% Notes due 2036 (the “Notes”) in an underwritten public offering. The underwriting agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.

In the ordinary course of their respective businesses, certain of the underwriters and certain of their affiliates have provided and may in the future provide investment banking, financial and other services to the Company, for which the Company has paid, and intends to pay, customary fees. Affiliates of the underwriters are also lenders and, in certain cases, agents or arrangers under certain of the Company’s outstanding credit facilities. In addition, JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc., one of the underwriters, serves as trustee under the Company’s indenture.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Conformed copy of the underwriting agreement, dated January 5, 2006, between the Company and Barclays Capital Inc., Credit Suisse First Boston LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and LaSalle Financial Services, Inc. on behalf of the several underwriters named therein in connection with the offer and sale of $750 million aggregate principal amount of the Company’s 5 1/8% Notes due 2011, $950 million aggregate principal amount of the Company’s 5 3/8% Notes due 2016, and $300 million aggregate principal amount of the Company’s 5 7/8% Notes due 2036.

4.1	Form of Global Note for the Company’s 5 1/8% Notes due 2011 in the amount of $500 million.

4.2	Form of Global Note for the Company’s 5 1/8% Notes due 2011 in the amount of $250 million.

4.3	Form of Global Note for the Company’s 5 3/8% Notes due 2016 in the amount of $500 million.

4.4	Form of Global Note for the Company’s 5 3/8% Notes due 2016 in the amount of $450 million.

4.5	Form of Global Note for the Company’s 5 7/8% Notes due 2036 in the amount of $300 million.

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ MARK A. ROCHE
Name:	Mark A. Roche
Title:	Senior Vice President, General
Counsel and Secretary

Date: January 11, 2006

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Conformed copy of the underwriting agreement, dated January 5, 2006, between the Company and Barclays Capital Inc., Credit Suisse First Boston LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and LaSalle Financial Services, Inc. on behalf of the several underwriters named therein in connection with the offer and sale of $750 million aggregate principal amount of the Company’s 5 1/8% Notes due 2011, $950 million aggregate principal amount of the Company’s 5 3/8% Notes due 2016, and $300 million aggregate principal amount of the Company’s 5 7/8% Notes due 2036.

4.1	Form of Global Note for the Company’s 5 1/8% Notes due 2011 in the amount of $500 million.

4.2	Form of Global Note for the Company’s 5 1/8% Notes due 2011 in the amount of $250 million.

4.3	Form of Global Note for the Company’s 5 3/8% Notes due 2016 in the amount of $500 million.

4.4	Form of Global Note for the Company’s 5 3/8% Notes due 2016 in the amount of $450 million.

4.5	Form of Global Note for the Company’s 5 7/8% Notes due 2036 in the amount of $300 million.

(Page 4 of 4 Pages)